                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: January 18, 2001
                   Newcourt Equipment Trust Securities 1999-1

      A New York             Commission File           I.R.S. Employer
     Corporation             No. 108-2255               No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 740-5408

ITEM 5. OTHER

NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                      JANUARY 18, 2001      PAYMENT DATE:              JANUARY 22, 2001
COLLECTION PERIOD:                                     DECEMBER 31, 2000


I.    INFORMATION REGARDING THE CONTRACTS

    1.  CONTRACT POOL PRINCIPAL BALANCE

        a.    Beginning of Collection Period                                                  $1,025,888,683.62
        b.    End of Collection Period                                                        $  978,856,352.80
        c.    Reduction for Collection Period                                                 $   47,032,330.82
    2.  DELINQUENT SCHEDULED PAYMENTS

        a.    Beginning of Collection Period                                                  $   20,810,093.05
        b.    End of Collection Period                                                        $   21,330,420.67
    3.  LIQUIDATED CONTRACTS

        a.    Number of Liquidated Contracts                                                                287
              with respect to Collection Period
        b.    Required Payoff Amounts of Liquidated Contracts                                 $    4,543,135.28
        c.    Total Reserve for Liquidation Expenses                                          $               -
        d.    Total Liquidation Proceeds Received (1)                                         $    1,897,095.97
        e.    Liquidation Proceeds Allocated to Owner Trust                                   $    1,897,095.97
        f.    Liquidation Proceeds Allocated to Depositor                                     $               -
        g.    Current Realized Losses                                                         $    2,646,039.31
    4.  PREPAID CONTACTS

        a.    Number of Prepaid Contracts with respect                                                      961
              to Collection Period
        b.    Required Payoff Amounts of Prepaid Contracts                                    $    4,173,891.33
    5.  PURCHASED CONTRACTS (BY TCC)

        a.    Number of Contracts Purchased by TCC with                                                       1
              respect to Collection Period
        b.    Required Payoff Amounts of Purchased Contracts                                  $       30,045.86

6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD



                                 --------------------------------------------------------------------------------------
                                                                                                     % OF AGGREGATE
                                     NUMBER OF            % OF             AGGREGATE REQUIRED        REQUIRED PAYOFF
                                     CONTRACTS         CONTRACTS             PAYOFF AMOUNTS              AMOUNTS
                                 --------------------------------------------------------------------------------------
    a.    Current                   62,013            90.26%              899,670,317.27               89.95%
    b.    31-60 days                 3,655             5.32%               49,759,349.88                4.98%
    c.    61-90 days                 1,486             2.16%               21,871,130.04                2.19%
    d.    91-120 days                  707             1.03%               11,419,413.55                1.14%
    e.    120+ days                    845             1.23%               17,466,562.73                1.75%
    f.    Total                     68,706           100.00%            1,000,186,773.47              100.00%

7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


-------------------------------------------------------------------------------------------------------------------------
                                    % OF                  % OF                      % OF                   % OF
                                 AGGREGATE             AGGREGATE                 AGGREGATE               AGGREGATE
                              REQUIRED PAYOFF       REQUIRED PAYOFF           REQUIRED PAYOFF         REQUIRED PAYOFF
                                  AMOUNTS               AMOUNTS                   AMOUNTS                 AMOUNTS
      COLLECTION
         PERIODS            31-60 DAYS PAST DUE   61-90 DAYS PAST DUE       91-120 DAYS PAST DUE    120+ DAYS PAST DUE
-------------------------------------------------------------------------------------------------------------------------
     12/31/00                      4.98%                 2.19%                     1.14%                   1.75%
     11/30/00                      4.89%                 1.93%                     1.19%                   1.43%
     10/31/00                      4.32%                 1.72%                     1.09%                   0.98%
      9/30/00                      4.39%                 2.61%                     0.84%                   1.03%
      8/31/00                      4.88%                 1.74%                     0.91%                   0.97%
      7/31/00                      4.62%                 1.53%                     1.43%                   1.13%
      6/30/00                      5.33%                 1.62%                     0.65%                   1.59%
      5/31/00                      4.46%                 1.34%                     1.58%                   1.14%
      4/30/00                      4.98%                 2.18%                     1.14%                   1.00%
      3/31/00                      4.75%                 1.85%                     0.64%                   1.57%
      2/29/00                      5.79%                 1.90%                     0.98%                   1.42%
      1/31/00                      4.48%                 2.09%                     1.06%                   1.31%
     12/31/99                      5.04%                 1.44%                     1.08%                   1.14%
     11/30/99                      4.25%                 1.36%                     0.61%                   1.10%
     10/31/99                      3.70%                 1.22%                     0.79%                   1.05%
      9/30/99                      3.65%                 1.06%                     0.98%                   0.35%
      8/31/99                      3.34%                 2.02%                     0.49%                   0.01%

     8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                          ------------------------------------------------------------------------------------
                                               COLLECTION          3 COLLECTION      6 COLLECTION PERIODS    CUMULATIVE SINCE
                                                 PERIOD           PERIODS ENDING            ENDING             CUT-OFF DATE
                                              DECEMBER-00          DECEMBER-00           DECEMBER-00
                                          ------------------------------------------------------------------------------------
  a.  Number of Liquidated                    287                  872                  1,665                  4,119
      Contracts
  b.  Number of Liquidated                   0.333%               1.012%                1.931%                4.778%
      Contracts as a Percentage
      of Initial Contracts
  c.  Required Payoff Amounts of          4,543,135.28        13,079,834.49         30,240,170.20          86,495,165.56
      Liquidated Contracts
  d.  Liquidation Proceeds Allocated      1,897,095.97         5,399,311.88         14,161,882.47          29,756,635.84
      to Owner Trust
  e.  Aggregate Current Realized          2,646,039.31         7,680,522.61         16,078,287.73          56,738,529.72
      Losses
  f.  Aggregate Current Realized             0.144%               0.418%                0.876%                3.091%
      Losses as a Percentage of
      Cut-off Date Contract Pool
      Principal Balance

II.   INFORMATION REGARDING THE SECURITIES

     1.  SUMMARY OF BALANCE INFORMATION

               -----------------------------------------------------------------------------------------------------
                                               PRINCIPAL BALANCE       CLASS FACTORS          PRINCIPAL BALANCE
                                                    AS OF                  AS OF                   AS OF
                    CLASS        COUPON        JANUARY 22, 2001       JANUARY 22, 2001       DECEMBER 20, 2000
                                  RATE           PAYMENT DATE           PAYMENT DATE            PAYMENT DATE

               -----------------------------------------------------------------------------------------------------
  a.  Class A-1 Notes           5.9713%             $0.00                 0.00000                  $0.00
  b.  Class A-2 Notes           6.3100%             $0.00                 0.00000                  $0.00
  c.  Class A-3 Notes           6.9863%        $529,817,346.27            0.77998             $570,931,457.81
  d.  Class A-4 Notes           7.1800%        $318,523,103.00            1.00000             $318,523,103.00
  e.  Class A-5 Notes           6.9900%         $39,156,303.56            0.58434             $40,684,854.31
  f.  Class B Notes             7.0700%         $16,314,598.83            0.71093             $17,098,486.69
  g.  Class C Notes             7.2100%         $35,890,747.03            0.71090             $37,615,234.47
  h.  Class D Notes             7.9600%         $39,154,254.11            0.71091             $41,035,547.34
  I.  Total                       N.A.         $978,856,352.81            0.53318            $1,025,888,683.63


            ---------------------------------------------------------------
                                            CLASS FACTORS
                                                AS OF
                 CLASS                     DECEMBER 20, 2000
                                              PAYMENT DATE

            ---------------------------------------------------------------
  a.  Class A-1 Notes                     0.00000
  b.  Class A-2 Notes                     0.00000
  c.  Class A-3 Notes                     0.84051
  d.  Class A-4 Notes                     1.00000
  e.  Class A-5 Notes                     0.60715
  f.  Class B Notes                       0.74509
  g.  Class C Notes                       0.74506
  h.  Class D Notes                       0.74507
  I.  Total                               0.55880

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $978,856,352.81 and the CCA Balance is 59,163,727.09

2.  TOTAL PRINCIPAL PAYMENT

    a.    Principal Balance of Notes
          (End of Prior Collection Period)                                             $1,025,888,683.63
    b.    Contract Pool Principal Balance (End of Collection Period)                   $  978,856,352.80
    c.    Total Principal Payment                                                      $   47,032,330.83
3.  GROSS COLLECTIONS

    a.    Scheduled Payments Received                                                  $   45,219,585.40
    b.    Liquidation Proceeds Allocated to Owner Trust                                $    1,897,095.97
    c.    Required Payoff Amounts of Prepaid Contracts                                 $    4,173,891.33
    d.    Required Payoff Amounts of Purchased Contracts                               $       30,045.86
    e.    Proceeds of Clean-up Call                                                    $               -
    f.    Investment Earnings on Collection Account and Note Distribution Account      $      271,907.99
    g.    Net Servicer Advances/(Recoveries)                                           $      520,326.53
    h.    Total Gross Collections (sum of (a) through (f))                             $   52,112,853.08
4.  DETERMINATION OF AVAILABLE FUNDS

    a.    Total Pledged Revenues                                                       $   52,112,853.08
    b.    Withdrawal from Cash Collateral Account                                      $    1,768,556.28
    c.    Total Available Funds                                                        $   53,881,409.36
5.  CLASS A-3 SWAP

    a.    Payment Details
          1.  Class A-3 Principal Amount                                               $   41,114,111.54
          2.  Class A-3 Assumed Fixed Rate                                                        6.8360%
          3.  Class A-3 Assumed Fixed Rate Count (30/360)                                    0.083333333
          4.  Class A-3 Interest Rate (Libor + .30%)                                             6.98625%
          5.  Class A-3 Interest Rate Day Count (Actual/360)                                 0.091666667

    b.    Net Payment Calculation
          1. Class A-3 Assumed Fixed Payment to Swap Provider                          $    3,252,406.20
          2. Class A-3 Interest Payment                                                $    3,656,280.74
          3. Class A-3 Swap Payment From/(To) the Trust                                $     (403,874.53)


6.  APPLICATION OF AVAILABLE FUNDS

    ---------------------------------------------------------------------------------------------------------------------
                      ITEM                  AMOUNT                   REMAINING AVAILABLE FUNDS
    ---------------------------------------------------------------------------------------------------------------------
    a.    Total Available Funds                                                  53,881,409.36
    b.    Servicing Fee                          854,907.24                      53,026,502.12
    c.    Interest on Notes:
          i) Class A-1 Notes                           0.00                      53,026,502.13
          ii) Class A-2 Notes                          0.00                      53,026,502.13
          iii) Class A-3 Net Swap               (403,874.53)                     53,430,376.67
          iv) Class A-3 Notes                  3,656,280.74                      49,774,095.94
          v) Class A-4 Notes                   1,905,829.90                      47,868,266.04
          vi) Class A-5 Notes                    236,989.28                      47,631,276.77
          vii) Class B Notes                     100,738.58                      47,530,538.19
          viii) Class C Notes                    226,004.87                      47,304,533.33
          ix) Class D Notes                      272,202.46                      47,032,330.82
    d.    Principal of Notes
          i) Class A-1 Notes                           0.00                      47,032,330.82
          ii) Class A-2 Notes                          0.00                      47,032,330.82
          iii) Class A-3 Notes                41,114,111.54                       5,918,219.29
          iv) Class A-4 Notes                          0.00                       5,918,219.29
          v) Class A-5 Notes                   1,528,550.75                       4,389,668.53
          vi) Class B Notes                      783,887.86                       3,605,780.68
          vii) Class C Notes                   1,724,487.44                       1,881,293.24
          viii) Class D Notes                  1,881,293.23                               0.00
    e.    Deposit to Cash
          Collateral Account                           0.00                               0.00
    f.    Amount to be applied in
          accordance with CCA                          0.00                               0.00
          Loan Agreement
    g     Balance, if any, to Equity                   0.00                               0.00
          Certificates

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     1.  BALANCE RECONCILIATION


         -------------------------------------------------------------------------------------------------------
                                                                             JANUARY 22, 2001
                                       ITEM                                    PAYMENT DATE
         -------------------------------------------------------------------------------------------------------
         a.    Available Cash Collateral Amount (Beginning)                   60,932,283.37
         b.    Deposits to Cash Collateral Account                                 0.00
         c.    Withdrawals from Cash Collateral Account                        1,768,556.28
         d.    Releases of Cash Collateral Account Surplus                         0.00
               (Excess, if any of (a) plus (b) minus (c) over (f))
         e.    Available Cash Collateral Amount (End)                         59,163,727.09
               (Sum of (a) plus (b) minus (c) minus (d))
         f.    Requisite Cash Collateral Amount                               64,604,519.29
         g.    Cash Collateral Account Shortfall                               5,440,792.20
               (Excess, if any, of (f) over (e))

     2.        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
         a.    For any payment date on or prior to the
               August 2000 Payment Date  to,
               and including, the August 2000 Payment Date
               1) Initial Cash Collateral Amount                             100,972,742.00
         b.    For any Payment Dates after the August 2000
               Payment Date until the Final Payment Date, the sum of
               1) 6.60% of the Contract Pool Principal Balance                64,604,519.29
               2) The Aggregate Principal Balance of the Notes
                and the Equity Certificate Balance less the
                Contract Pool Principal Balance                                    0.00
               3) Total ((1) plus (2))                                        64,604,519.29
         c.    Floor equal to the lesser of
                1) 1.25% of Cut-Off Date Contract Pool Principal
               Balance ($22,948,350); and                                     22,948,350.00
               2) the Aggregate Principal Balance of the Notes
               and the Equity Certificate Balance                            978,856,352.81
         d.    Requisite Cash Collateral Amount                               64,604,519.29

     3.        CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
         a.    Interest Shortfalls                                                 0.00
         b.    Principal Deficiency Amount                                     1,768,556.28
         c.    Principal Payable at Stated Maturity Date of
               Class of Notes or Equity Certificates                               0.00
         d.    Total Cash Collateral Account Withdrawals                       1,768,556.28

IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

--------------------------------------------------------------------------------------------------------------
       DISTRIBUTION                  CLASS A-1          CLASS A-2           CLASS A-3            CLASS A-4
         AMOUNTS                       NOTES              NOTES               NOTES                NOTES
--------------------------------------------------------------------------------------------------------------
1. Interest Due                    $       -            $      -        $ 3,656,280.74        $1,905,829.90
2. Interest Paid                   $       -            $      -        $ 3,656,280.74        $1,905,829.90
3. Interest Shortfall              $       -            $      -        $            -        $           -
((1) minus (2))
4. Principal Paid                  $       -            $      -        $41,114,111.54        $           -
5. Total Distribution Amount       $       -            $      -        $44,770,392.28        $1,905,829.90
((2) plus (4))


-----------------------------------------------------------------------------------------------------------------
      DISTRIBUTION                  CLASS A-5              CLASS B            CLASS C                 CLASS D
        AMOUNTS                       NOTES                 NOTES              NOTES                   NOTES
-----------------------------------------------------------------------------------------------------------------
1. Interest Due                    $  236,989.28       $100,738.58       $  226,004.87          $  272,202.46
2. Interest Paid                   $  236,989.28       $100,738.58       $  226,004.87          $  272,202.46
3. Interest Shortfall              $           -       $         -       $           -          $           -
((1) minus (2))
4. Principal Paid                  $1,528,550.75       $783,887.86       $1,724,487.44          $1,881,293.23
5. Total Distribution Amount       $1,765,540.03       $884,626.44       $1,950,492.31          $2,153,495.70
((2) plus (4))

---------------------------------------------------------
      DISTRIBUTION
        AMOUNTS                  TOTALS
---------------------------------------------------------
1. Interest Due                  $6,398,045.83
2. Interest Paid                 $6,398,045.83
3. Interest Shortfall            $           -
((1) minus (2))
4. Principal Paid                $47,032,330.82
5. Total Distribution Amount     $53,430,376.65
((2) plus (4))

  V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

          ------------------------------------------------------------------------------------------------
                                                          AS OF END OF                 AS OF END OF
                         ITEM                             DECEMBER-00                  NOVEMBER-00
                                                       COLLECTION PERIOD            COLLECTION PERIOD
          ------------------------------------------------------------------------------------------------
      1.  ORIGINAL CONTRACT CHARACTERISTICS
          a.  Original Number of Contracts                 86,204                        N.A.
          b.  Cut-Off Date Contract Pool               1,835,868,028                     N.A.
              Principal Balance
          c.  Original Weighted Average                    47.00                         N.A.
               Remaining Term
          d.  Weighted Average                             55.00                         N.A.
              Original Term
      2.  CURRENT CONTRACT CHARACTERISTICS
          a.  Number of Contracts                          68,706                       70,125
          b.  Average Contract                             14,247                       14,629
              Principal Balance
          c.  Weighted Average                              47.3                         35.9
               Remaining Term


 VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE

          --------------------------------------------------------
          PAYMENT DATE                        SINCE ISSUE
            PERIOD                                CPR
          --------------------------------------------------------
            0           Aug-99
            1           Sep-99                   7.696%
            2           Oct-99                  10.521%
            3           Nov-99                   9.958%
            4           Dec-99                   8.758%
            5           Jan-00                   8.327%
            6           Feb-00                   9.785%
            7           Mar-00                   9.516%
            8           Apr-00                   9.315%
            9           May-00                   9.708%
           10           Jun-00                   9.706%
           11           Jul-00                   9.497%
           12           Aug-00                  11.356%
           13           Sep-00                  10.971%
           14           Oct-00                  11.260%
           15           Nov-00                  11.072%
           16           Dec-00                  11.198%
           17           Jan-01                  11.322%

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

          A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.



                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Pooling and Servicing Agreement, dated as of August 1, 1999 (the "Pooling and Servicing Agreement"), among Newcourt Equipment Trust Securities 1999-1, Antigua Funding Corporation, The Chase
 Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a
     Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                           January 22, 2001.

   This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above
      Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Pooling and Servicing Agreement.


                           AT&T CAPITAL CORPORATION

                           Glenn Votek
                           -----------
                           Glenn Votek
                           Executive Vice President, and Treasurer